UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2010
MIMEDX GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Livingston Court SE, Suite B Marietta, GA	30067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 384-6720
1234 Airport Road, Suite 105, Destin, FL 32541
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
The Company has entered into Subscription Agreements for a 5% Convertible Promissory Note (individually a “Subscription Agreement” and, collectively, the “Subscription Agreements”) with each of Parker H. Petit, the Company’s Chairman and Chief Executive Officer, and Kurt M. Eichler and Charles E. Koob, Directors of the Company. The Subscription Agreements between the Company and each of Messrs. Petit and Eichler are dated October 20, 2010, and the Subscription Agreement between the Company and Mr. Koob is dated October 21, 2010. In connection with the Subscription Agreements, the Company issued to each of Messrs. Petit, Eichler & Koob, a 5% Convertible Promissory Note (collectively, the “Notes”) and a Warrant to Purchase Common Stock (collectively, the “Warrants”). The Subscription Agreements, Notes and Warrants, the material terms of which are described below, are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Under the terms of the Subscription Agreements, Messrs. Petit, Eichler and Koob may advance the Company up to $500,000 to fund its working capital needs as requested by the Company from time to time until December 31, 2010. Such indebtedness is evidenced by the Notes, which bear interest at the rate of 5% per annum, are due and payable in full on December 31, 2010, and, at the option of the holder, are convertible into Common Stock and warrants of the Company on the same terms as the Company sells any Common Stock and warrants between the date of issuance and payment in full of the Notes, provided that, once converted, the terms of such conversion are final.
In connection with the Subscription Agreement and the Notes, the Company issued three- year Warrants to purchase one share of Common Stock of the Company for each dollar advanced by Messrs. Petit, Eichler and Koob pursuant to the Subscription Agreements.
A copy of the Forms of Subscription Agreement, Note and Warrant are attached as Exhibits to this Current Report, and the foregoing summary is qualified in its entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Reference is made to the disclosure set forth under Item 1.01 (a) of this Current Report, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

10.1	Form of Subscription Agreement 5% Convertible Promissory Note
10.2	Form of 5% Convertible Promissory Note
10.3	Form of Warrant to Purchase Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.
Dated: October 25, 2010	By:	/s/ Michael J. Senken
Michael J. Senken, Chief Financial Officer

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